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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 27, 1997
                Date of Report (Date of earliest event reported)



                             UNION TANK CAR COMPANY
             (Exact name of registrant as specified in its charter)




   DELAWARE                        1-5666                        36-3104688
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


  225 W. WASHINGTON STREET, CHICAGO, IL                           60606
(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (312)372-9500



        ________________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On January 22, 1997, Union Tank Car Company (the "Company") entered into an Underwriting Agreement with Salomon Brothers Inc and Morgan Stanley & Co. Incorporated relating to the issuance and sale by the Company on January 27, 1997 of $150,000,000 principal amount 7 1/8% Notes Due 2007 (the "Notes"). The Notes were registered under the Securities Act of 1933 pursuant to the Company's Registration Statement on Form S-3 (333-17121).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)-(b)    Not applicable.

     (c) Exhibits.

1(b)     Underwriting Agreement dated January 22, 1997 among the
         Company, Salomon Brothers Inc and Morgan Stanley & Co. Incorporated.

4(b)(1) Indenture dated as of January 16, 1997 between the Company and Harris Trust and Savings Bank (the "Trustee").

4(b)(2) First Supplemental Indenture dated as of January 22, 1997 between the Company and the Trustee.

4(b)(3)  Form of 7 1/8% Note Due 2007 (included in Exhibit 4(b)(2)).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   UNION TANK CAR COMPANY




                                           By:  /s/ R.C. Gluth
                                              --------------------------------
                                              R.C. Gluth
                                              Executive Vice President

Date:  January 30, 1997





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